Form  8-K
Page  1  of  3

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 16, 2003


                              COASTAL BANCORP, INC.
               (Exact name of registrant as specified in charter)

            TEXAS                    0-24526                  76-0428727
            -----                    -------                  ----------
 (State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)



5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                                 77057
------------------------------------------                         -------------
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number  including  area  code:
(713)  435-5000



(Former  name  or  former  address,  if  changed  since  last  report):
NOT  APPLICABLE

Form  8-K
Page  2  of  3

ITEM.  5.     OTHER  EVENTS  AND  REQUIRED  FD  DISCLOSURE.

     On May 16, 2003, Coastal Bancorp, Inc. and its subsidiary Coastal Banc ssb ("the Company") requested Moody's Investors Services to withdraw all ratings on the Company. After reviewing the ratings and engaging in discussions with Moody's Corporation, it is the belief of management that the ratings are outdated and inaccurate.

     The Company expects that a press release from Moody's Investors Services withdrawing these ratings will be published in the near future.

     Coastal Bancorp, Inc. owns, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Coastal Banc ssb currently operates 44 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May  16,  2003          COASTAL  BANCORP,  INC.





  /s/  Catherine  N.  Wylie
---------------------------
By:  Catherine  N.  Wylie
Senior  Executive  Vice  President/
Chief  Financial  Officer